Exhibit 10.15

Equity Pledge Agreement

This Equity Pledge Agreement (hereinafter this “Agreement”) is entered into in Shanghai of the People’s Republic of China (hereinafter “PRC”) as of May 1st 2019 by and between the following Parties:

Wei Ji, a PRC citizen, with his identity card number of * and his domicile address at * (hereinafter “Pledgor”);

Hui Ling Computer Technology Consulting (Shanghai) Co., Ltd., a company with limited liability established upon registration in Shanghai of the PRC with its registered address at * (hereinafter “Pledgee”).

(Any single Party hereinafter referred to as the “Party” and all Parties collectively - the “Parties”)

Whereas:

(1)	Pledgor is the registered shareholder of Shanghai The9 Information Technology Co., Ltd. (a company with limited liability established and validly existing under the PRC Law, hereinafter the “Company”), legally holding 64% equity of the Company (hereinafter the “Company Equity”), all contributions to and equity proportion in the registered capital of Company as of the date of this Agreement are set out in Appendix I hereto.

(2)	Parties to this Agreement entered into the Exclusive Call Option Agreement dated May 1st, 2019 (hereinafter the “Exclusive Call Option Agreement”), pursuant to which Pledgor shall, to the extent permitted by the PRC Law, transfer at the request of Pledgee all or part of his equity interests in Company to Pledgee and/or any other entities or persons designated by Pledgee.

(3)	Parties to this Agreement entered into Shareholder Voting Proxy Agreement dated May 1st 2019 (hereinafter the “Proxy Agreement”), pursuant to which Pledgor shall irrevocably entrust person appointed by the Pledgee in a due course with full power to exercise on his behalf all of his shareholders’ voting rights in the Company.

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(4)	Pursuant to the Loan Agreement (hereinafter the “Loan Agreement”) dated May 1st, 2019 between Pledgee and pledgors (namely, the Pledgor and the other pledger, hereinafter "Pledgors"), Pledgee has already provided Pledgor with a loan in aggregate amount of fourteen million seven hundred and twenty thousand Renminbi (RMB14,720,000), which shall be repaid, at the sole discretion of Pledgee, by Pledgor promptly at the written repayment request by Pledgee to Pledgor.

(5)	As the guarantee by Pledgor for his performance of the Contractual Obligations (as defined below) and repayment of the Guaranteed Liabilities (as defined below), Pledgor agrees to pledge all of his Company Equity to Pledgee, and grant herewith to Pledgee the right of first priority in the pledging.

The Parties hereby have reached the following agreement upon mutual consultations:

Article 1 - Definition

1.1	Except as otherwise construed in the context, the following terms in this Agreement shall be interpreted to have the following meanings:

“Contractual Obligations” shall mean all contractual obligations of Pledgor under this Agreement, the Loan Agreement, Exclusive Call Option Agreement and Proxy Agreement; all contractual obligations of the Company under the Proxy Agreement.

“Guaranteed Liabilities” shall mean all direct, indirect and derivative losses and loss of foreseeable profits suffered by Pledgee due to any Breaching Event (as defined below) of Pledgor and/or the Company, the amount of which shall be determined by Pledgee in its absolute sole discretion, to which Pledgor shall be subject; and all fees incurred by Pledgee for its enforcement of the Contractual Obligations of Pledgor and/or the Company.

“Transaction Agreements” shall mean the Loan Agreement, Exclusive Call Option Agreement and Proxy Agreement.

“Breaching Event” shall mean any breach by Pledgor of his Contractual Obligations under the Loan Agreement, Exclusive Call Option Agreement, Proxy Agreement and/or this Agreement, and any breach by the Company of its Contractual Obligations under the Proxy Agreement.

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“Pledged Property” shall mean all of Pledgor’s Company Equity legally owned by Pledgor as of the effectiveness hereof, which Pledgor shall pledge to Pledgee according to provisions hereof as his and the Company’s guarantee for the performance of their Contractual Obligations, with the particular pledged equity shares of Pledgor to be seen in Appendix I hereto, and the increased contribution amounts and interests as according to 2.6 and 2.7 hereof.

“PRC Law” shall mean the then valid laws, administrative regulations, administrative rules, local regulations, judicial interpretations and other binding regulatory documents of the People’s Republic of China.

1.2	The references to any PRC Law herein shall be deemed (1) to include the references to the amendments, changes, supplements and reenactments of such law, irrespective of whether they take effect before or after the formation of this Agreement; and (2) to include the references to other decisions, notices or regulations enacted in accordance therewith or effective as a result thereof.

1.3	Except as otherwise stated in the context herein, all references to an Article, clause, item or paragraph shall refer to the relevant part of this Agreement.

Article 2 – Equity Pledge

2.1	Pledgor hereby agrees to pledge the Pledged Property, which he legally own and have the right to dispose of, to Pledgee according to the provisions hereof as the repayment guarantee for the Guaranteed Liabilities.

2.2	Pledgor hereby undertakes that he will be responsible for, on the date hereof, recording the arrangement of the equity pledge hereunder (hereinafter the “Equity Pledge”) on the shareholder register of the Company. Both Parties shall make every effort to apply to the company's industrial and commercial registration authority for the registration of Equity Pledge under this Agreement as soon as possible after the signing of this Agreement.

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2.3	During the valid term of this Agreement, except for willful intent, gross negligence of Pledgee or negligence as a direct cause/result to the consequence, Pledgee shall not be liable in any way to, nor shall Pledgor has any right to claim in any way or propose any demands on Pledgee, in respect of the reduction in value of the Pledged Property.

2.4	Without prejudice to the provision of 2.3 above, in case of any possibility of obvious reduction in value of the Pledged Property which is sufficient to jeopardize Pledgee’s rights, Pledgee may demand Pledgor to provide corresponding guarantee as supplements. Where Pledgor fails to do so, Pledgee may at any time auction or sell off the Pledged Property on behalf of Pledgor, and discuss with Pledgor to use the proceeds from such auction or sale-off as pre-repayment of the Guaranteed Liabilities, or may submit such proceeds to the local notary institution where Pledgee is domiciled (any fees incurred in relation thereto shall be borne by Pledgors).

2.5	In case of any Breaching Event, Pledgee shall have the right to dispose of the Pledged Property in the way set out in Article 4 hereof.

2.6	Only upon prior consent by Pledgee shall Pledgor be able to increase his capital contribution to the Company. Pledgor’s increased capital amount in the Company due to increased capital contribution to the Company shall also be part of the Pledged Property.

2.7	Only upon prior consent by Pledgee shall Pledgor be able to receive dividends from the Pledged Property. The dividends received by Pledgor from the Pledged Property shall be deposited into Pledgee’s bank account designated by Pledgee, to be under the supervision of Pledgee and used as the Pledged Property to repay in priority the Guaranteed Liabilities.

2.8	Each of Pledgors agrees to bear joint and several liabilities to Pledgee for any Breaching Event caused by the other pledgor. Pledgee shall have the right, upon occurrence of the Breaching Event, dispose of any Pledged Property of any of Pledgors in accordance with the provisions hereof.

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Article 3 – Release of Pledge

3.1	Upon full and complete performance by Pledgor and the Company of all Contractual Obligations and cleared all Guaranteed Liabilities, Pledgee shall, at the request of Pledgor, release the pledge hereunder, and shall cooperate with Pledgor to handle the formalities to cancel the record of the Equity Pledge in the shareholder register of the Company, with the reasonable fees to be incurred in connection with the release of the pledge to be borne by Pledgee.

Article 4 – Disposal of the Pledged Property

4.1	Pledgor and Pledgee agree hereby that, in case of any Breaching Event, Pledgee shall have the right to exercise, upon giving written notice to Pledgors, all of its remedies and powers at breaching entitled under the PRC Law, Transaction Agreements and the terms hereof, including but not limited to repayment in priority with proceeds from auctions or sale-offs of the Pledged Property. Pledgee shall not be liable for any loss as the result of its reasonable exercise of such rights and powers.

4.2	Pledgee shall have the right to designate in writing its legal consultant or other agents to exercise on its behalf any and all rights and powers set out above, and Pledgor shall not oppose thereto.

4.3	The reasonable costs incurred by Pledgee in connection with its exercise of any and all rights and powers set out above can be covered by Pledgee by its right to deduct such actual costs from the proceeds it acquires from the exercise of the rights and powers.

4.4	The proceeds Pledgee acquires from the exercise of its rights and powers shall be used in the priority order as follows:

-	First, to pay any cost incurred in connection with the disposal of the Pledged Property and the exercise by Pledgee of its rights and powers (including remuneration paid to its legal consultant and agents);

-	Second, to pay any taxes payable for the disposal of the Pledged Property; and

-	Third, to repay Pledgee for the Guaranteed Liabilities.

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In case of any balance after payment of the above amounts, Pledgee shall return the same to Pledgor or other persons entitled thereto according to the relevant laws and rules, or submit the same to the local notary institution where Pledgee is domiciled (any fees incurred in relation thereto shall be borne by Pledgor).

4.5	Pledgee shall have the option to exercise, simultaneously or in certain sequence, any of the remedies at breaching it is entitled to; Pledgee is not obliged to exercise other remedies at breaching before its exercise of the right to the auctions or sale-offs of the Pledged Property hereunder.

Article 5 – Fees and Costs

5.1	All actual costs in connection with the establishment of the Equity Pledge hereunder, including but not limited to stamp duties, any other taxes, all legal fees, etc shall be borne by Pledgor and Pledgee respectively.

Article 6 – Continuity and No Waive

6.1	The Equity Pledge hereunder is a continuous guarantee, with its validity to continue until the full performance of the Contractual Obligations or the full repayment of the Guaranteed Liabilities. Neither exemption or grace period granted by Pledgee to Pledgor in respect of the breach, nor delay by Pledgee in exercising any of its rights under the Transaction Agreements and this Agreement shall affect the rights of Pledgee under this Agreement, relevant PRC Law and the Transaction Agreements, the rights of Pledgee to demand at any time thereafter the strict performance of the Transaction Agreements and this Agreement by Pledgors or the rights Pledgee may be entitled to due to subsequent breach by Pledgor of the Transaction Agreements and/or this Agreement.

Article 7 – Representations and Warranties

Each of Pledgors hereby jointly and severally represents and warrants to Pledgee as follows:

7.1	Pledgors are PRC citizens with full capacity, with legal right and capacity to execute this Agreement and to bear legal obligations hereunder.

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7.2	All reports, documents and information provided by Pledgors to Pledgee prior to the effectiveness of this Agreement concerning Pledgors and all issues required by this Agreement are true and valid in all material aspects as of the execution hereof.

7.3	All reports, documents and information provided by Pledgors to Pledgee after the effectiveness of this Agreement concerning Pledgors and all issues required by this Agreement are true and valid in all material aspects at the time of their provisions.

7.4	At the time of the effectiveness of this Agreement, Pledgors are the sole legal owner of the Pledged Property, with no existing dispute whatever concerning the ownership of the Pledged Property. Pledgors have the right to dispose of the Pledged Property or any part thereof.

7.5	Except for the encumbrance set on the Pledged Property hereunder and the rights set under the Transaction Agreements, there is no other encumbrance or third party interest on the Pledged Property.

7.6	The Pledged Property is capable of being pledged or transferred according to the laws, and Pledgors have the full right and power to pledge the Pledged Property to Pledgee according to this Agreement.

7.7	This Agreement constitutes the legal, valid and binding obligations on Pledgors when it is duly executed by Pledgors.

7.8	Any consent, permission, waive or authorization by any third person, or any approval, permission or exemption by any government authority, or any registration or filing formalities (if required by laws) with any government authority to be handled or obtained in respect of the execution and performance hereof and the Equity Pledge hereunder have already been handled or obtained (subject to provision 2.2 hereof), and will be fully effective during the valid term of this Agreement.

7.9	The execution and performance by Pledgors of this Agreement are not in violation of or conflict with any laws applicable to them, or any agreement to which they are a party or which has binding effect on their assets, any court judgment, any arbitration award, or any administration authority decision.

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7.10	The pledge hereunder constitutes the encumbrance of first order in priority on the Pledged Property.

7.11	All taxes and fees payable in connection with acquisition of the Pledged Property have already been paid in full amount by Pledgors.

7.12	There is no pending or, to the knowledge of Pledgors, threatened litigation, legal process or demand by any court or any arbitral tribunal against Pledgors, or their property, or the Pledged Property, nor is there any pending or, to the knowledge of Pledgors, threatened litigation, legal process or demand by any government authority or any administration authority against Pledgors, or their property, or the Pledged Property, which is of material or detrimental effect on the economic status of Pledgors or their capability to perform the obligations hereunder and the Guaranteed Liabilities.

7.13	Pledgors hereby warrant to Pledgee that the above representations and warranties will remain true and correct at any time and under any circumstance before the Contractual Obligations are fully performed or the Guaranteed Liabilities are fully repaid, and will be fully complied with.

Article 8 – Undertakings by Pledgors

Each of Pledgors hereby jointly and severally undertakes to Pledgee as follows:

8.1	In case that the value of the Pledged Property is detrimentally affected due to any cause not attributable to Pledgee, Pledgors shall at the request of Pledgee provide Pledgee with further guarantee in the way and on the terms acceptable to Pledgee, as to supplement or replace the Pledged Property fully.

8.2	Without the prior written consent by Pledgee, Pledgors shall not establish or permit to establish any new pledge or any other encumbrance on the Pledged Property; pledge or any other encumbrance on the whole or part of the Pledged Property established without the prior written consent by Pledgee shall be null and void.

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8.3	Without first giving written notice to Pledgee and having Pledgee’s prior written consent, Pledgors shall not transfer the Pledged Property, and any attempt by Pledgors to transfer the Pledged Property shall be null and void. The proceeds from transfer of the Pledged Property by Pledgors shall be used to repay to Pledgee in advance the Guaranteed Liabilities or submit the same to the third party agreed with Pledgee.

8.4	In case of any litigation, arbitration or other demand which may affect detrimentally the interest of Pledgors or Pledgee under the Transaction Agreements and hereunder or the Pledged Property, Pledgors undertake to notify Pledgee thereof in writing as soon as possible and promptly and shall take, at the reasonable request of Pledgee, all necessary measures to ensure the pledge interest of Pledgee in the Pledged Property.

8.5	Pledgors shall not carry on or permit any act or action which may affect detrimentally the interest of Pledgee under the Transaction Agreements and hereunder or the Pledged Property.

8.6	Pledgors shall provide, during the first month of each calendar quarter, Pledgee with the financial statement of Shanghai The9 Information Technology Co., Ltd. for the preceding calendar quarter, including but not limited to its balance sheet, profit statement and cash flow statement.

8.7	Upon signing this Agreement, Pledgors will do their utmost and take all necessary measures to register Equity Pledge under this Agreement within the relevant administrative departments for Industry and Commerce as soon as possible, besides Pledgors guarantee that they shall, at the reasonable request of Pledgee, take all necessary measures and execute all necessary documents (including but not limited to supplementary agreement hereof) as to ensure the pledge interest of Pledgee in the Pledged Property and the exercise and realization of the rights thereof.

8.8	In case of assignment of any Pledged Property as the result of the exercise of the right to the pledge hereunder, Pledgors guarantee that they will take all necessary measures to realize such assignment.

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8.9	The Pledgors shall ensure that the convening procedures, voting methods and contents of the meetings of shareholders and board of directors convened for the purpose of approving this Agreement, pledge right grant and pledge right exercise do not violate laws, administrative regulations or articles of association.

Article 9 – Change of Circumstances

9.1	As supplement and subject to compliance with other terms of the Transaction Agreements and this Agreement, in case that at any time the promulgation or change of any PRC Law, regulations or rules, or change in interpretation or application of such laws, regulations and rules, or the change of the relevant registration procedures enables Pledgee to believe that it will be illegal or in conflict with such laws, regulations or rules to further maintain the effectiveness of this Agreement and/or dispose of the Pledged Property in the way provided herein, Pledgors shall, at the written direction of Pledgee and in accordance with the reasonable request of Pledgee, promptly take actions and/or execute any agreement or other document, in order to:

(1)	keep this Agreement remain in effect;
(2)	facilitate the disposal of the Pledged Property in the way provided herein; and/or
(3)	maintain or realize the guarantee established or intended to establish hereunder.

Article 10 – Effectiveness and Term of This Agreement

10.1	This Agreement shall remain effective unless the satisfaction of all of the following conditions:

(1)	this Agreement is duly executed by each of the Parties; and
(2)	the Equity Pledge hereunder has been legally recorded in the shareholders’ register of the Company.

Pledgors shall provide the registration certification of the Equity Pledge being recorded in the shareholders’ register as mentioned above to Pledgee in a way satisfactory to Pledgee.

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10.2	This Agreement shall have its valid term until the full performance of the Contractual Obligations or the full repayment of the Guaranteed Liabilities.

Article 11 - Notice

11.1	Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

11.2	The abovementioned notice or other correspondences shall be deemed to have been delivered when it is transmitted if transmitted by facsimile or telex; it shall be deemed to have been delivered when it is delivered if delivered in person; it shall be deemed to have been delivered five (5) days after posting the same if posted by mail.

Article 12 - Miscellaneous

12.1	Pledgee may, upon notice to Pledgors but not necessarily with Pledgors’ consent, assign Pledgee’s rights and/or obligations hereunder to any third party; provided that Pledgors may not, without Pledgee’s prior written consent, assign Pledgors’ rights, obligations and/or liabilities hereunder to any third party. Successors or permitted assignees (if any) of Pledgors shall continue to perform the obligations of Pledgors under this Agreement.

12.2	The amount of the Guaranteed Liabilities decided by Pledgee at its sole discretion in its exercise of the right of pledge to the Pledged Property according to this Agreement shall be the conclusive evidence of the Guaranteed Liabilities hereunder.

12.3	This Agreement shall be prepared in the Chinese language in four (4) original copies, with each involved Party holding one (1) copy hereof. One (1) original copy shall be given out to administration for industry and commerce for Equity Pledge registration purpose.

12.4	The formation, validity, execution, amendment, interpretation and termination of this Agreement shall be subject to the PRC Laws.

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12.5	Any disputes arising hereunder and in connection herewith shall be settled through consultations among the Parties, and if the Parties cannot reach an agreement regarding such disputes within thirty (30) days of their occurrence, such disputes shall be submitted to China International Economic and Trade Arbitration Commission Shanghai Branch for arbitration in Shanghai in accordance with the arbitration rules of such Commission, and the arbitration award shall be final and binding on all Parties.

12.6	Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and the exercise of its rights, powers and remedies by a Party shall not preclude its exercise of its other rights, powers and remedies by such Party.

12.7	Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (hereinafter the “Party’s Rights”) shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party’s Rights shall not preclude such Party from exercising such rights in any other way and exercising the remaining part of the Party’s Rights.

12.8	The titles of the Articles contained herein shall be for reference only, and in no circumstances shall such titles be used in or affect the interpretation of the provisions hereof.

12.9	Each provision contained herein shall be severable and independent from each of other provisions, and if at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected as a result thereof.

12.10	Any amendments or supplements to this Agreement shall be made in writing. Except for assignment by Pledgee of its rights hereunder according to Article 12.1 of this Agreement, the amendments or supplements to this Agreement shall take effect only when properly signed by the Parties to this Agreement.

12.11	This Agreement shall be binding on the legal successors of the Parties.

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12.12	At the time of execution hereof, each of Pledgors shall sign respectively a power of attorney (hereinafter the “Power of Attorney”) to authorize any person designated by Pledgee to sign on their behalf according to this Agreement any and all legal documents necessary for the exercise by Pledgee of its rights hereunder. Such Power of Attorney shall be delivered to Pledgee to keep in custody and, when necessary, Pledgee may at any time submit the Power of Attorney to the relevant government authority.

[The following is intended to be blank]

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IN WITNESS HEREOF, the Parties have caused this Agreement to be executed as of the date and in the place first here above mentioned.

Wei Ji
Signature:	/s/ Wei Ji

Hui Ling Computer Technology Consulting (Shanghai) Co., Ltd.

(Company chop)

Signature by Authorized Representative:	/s/ Authorized Signatory

Name: Authorized Signatory

Position:

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Appendix I:

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Appendix II:

Format of the Power of Attorney

I, Wei Ji, hereby irrevocably entrust ____________, with his/her identity card number ____________, to be my authorized trustee to sign on my behalf all legal documents necessary or desirous for Hui Ling Computer Technology Consulting (Shanghai) Co., Ltd. to exercise its rights under the Equity Pledge Agreement Regarding Shanghai The9 Information Technology Co., Ltd. between it and myself.

Signature:_______________
Date:___________________

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Equity Pledge Agreement

This Equity Pledge Agreement (hereinafter this “Agreement”) is entered into in Shanghai, People’s Republic of China (hereinafter “PRC”) as of May 1st 2019 by and between the following Parties:

Zhimin Lin, a PRC citizen, with his identity card number of

* and his domicile address at * (hereinafter “Pledgor”);

Hui Ling Computer Technology Consulting (Shanghai) Co., Ltd., a company with limited liability established upon registration in Shanghai of the PRC with its registered address at * (hereinafter “Pledgee”).

(Any single Party hereinafter referred to as the “Party” and all Parties collectively - the “Parties”)

Whereas:

(1)	Pledgor is the registered shareholder of Shanghai The9 Information Technology Co., Ltd. (a company with limited liability established and validly existing under the PRC Law, hereinafter the “Company”), legally holding 36% equity of the Company (hereinafter “Company Equity”), all contributions to and equity proportion in the registered capital of the Company as of the date of this Agreement are set out in Appendix I hereto.

(6)	Parties to this Agreement entered into the Exclusive Call Option Agreement dated May 1st, 2019 (hereinafter the “Call Option Agreement”), pursuant to which Pledgor shall, to the extent permitted by the PRC Law, transfer at the request of Pledgee all or part of his equity interests in Company to Pledgee and/or any other entities or persons designated by Pledgee.

(7)	Parties to this Agreement entered into Shareholders Voting Proxy Agreement dated May 1st 2019 (hereinafter the “Proxy Agreement”), pursuant to which Pledgor shall irrevocably entrust person appointed by the Pledgee in a due course with full power to exercise on this behalf all of his shareholders’ voting rights in the Company.

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(8)	Pursuant to the Loan Agreement (hereinafter the “Loan Agreement”) dated May 1st, 2019 between Pledgee and pledgors (namely, the Pledgor and the other pledger, hereinafter "Pledgors"), Pledgee has already provided Pledgor with a loan in aggregate amount of eight million two hundred and eighty thousand Renminbi (RMB8,280,000), which shall be repaid, at the sole discretion of Pledgee, by Pledgor promptly at the written repayment request by Pledgee to Pledgor.

(9)	As the guarantee by Pledgor for his performance of the Contractual Obligations (as defined below) and repayment of the Guaranteed Liabilities (as defined below), Pledgor agrees to pledge all of his Company Equity to Pledgee, and grant herewith to Pledgee the right of first priority in the pledging.

The Parties hereby have reached the following agreement upon mutual consultations:

Article 1 - Definition

1.1	Except as otherwise construed in the context, the following terms in this Agreement shall be interpreted to have the following meanings:

“Contractual Obligations” shall mean all contractual obligations of Pledgor under this Agreement, the Loan Agreement, Exclusive Call Option Agreement and Proxy Agreement; all contractual obligations of the Company under the Proxy Agreement.

“Guaranteed Liabilities” shall mean all direct, indirect and derivative losses and loss of foreseeable profits suffered by Pledgee due to any Breaching Event (as defined below) of Pledgor and/or the Company, the amount of which shall be determined by Pledgee in its absolute sole discretion, to which Pledgor shall be subject; and all fees incurred by Pledgee for its enforcement of the Contractual Obligations of Pledgor and/or the Company.

“Transaction Agreements” shall mean the Loan Agreement, Exclusive Option Agreement and Proxy Agreement.

“Breaching Event” shall mean any breach by Pledgor of his Contractual Obligations under the Loan Agreement, Exclusive Option Agreement, Proxy Agreement and/or this Agreement, and any breach by the Company of its Contractual Obligations under the Proxy Agreement.

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“Pledged Property” shall mean all of Pledgor’s Company Equity legally owned by Pledgor as of the effectiveness hereof, which Pledgor shall pledge to Pledgee according to provisions hereof as his and the Company’s guarantee for the performance of their Contractual Obligations, with the particular pledged equity shares of Pledgor to be seen in Appendix I hereto, and the increased contribution amounts and interests as according to 2.6 and 2.7 hereof.

“PRC Law” shall mean the then valid laws, administrative regulations, administrative rules, local regulations, judicial interpretations and other binding regulatory documents of the People’s Republic of China.

1.2	The references to any PRC Law herein shall be deemed (1) to include the references to the amendments, changes, supplements and reenactments of such law, irrespective of whether they take effect before or after the formation of this Agreement; and (2) to include the references to other decisions, notices or regulations enacted in accordance therewith or effective as a result thereof.

1.3	Except as otherwise stated in the context herein, all references to an Article, clause, item or paragraph shall refer to the relevant part of this Agreement.

Article 2 – Equity Pledge

2.1	Pledgor hereby agrees to pledge the Pledged Property, which he legally own and have the right to dispose of, to Pledgee according to the provisions hereof as the repayment guarantee for the Guaranteed Liabilities.

2.2	Pledgor hereby undertakes that he will be responsible for, on the date hereof, recording the arrangement of the equity pledge hereunder (hereinafter the “Equity Pledge”) on the shareholder register of the Company. Both Parties shall make every effort to apply to the company's industrial and commercial registration authority for the registration of Equity Pledge under this Agreement as soon as possible after the signing of this Agreement.

2.3	During the valid term of this Agreement, except for willful intent, gross negligence of Pledgee or negligence as a direct cause/result to the consequence, Pledgee shall not be liable in any way to, nor shall Pledgor has any right to claim in any way or propose any demands on Pledgee, in respect of the reduction in value of the Pledged Property.

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2.4	Without prejudice to the provision of 2.3 above, in case of any possibility of obvious reduction in value of the Pledged Property which is sufficient to jeopardize Pledgee’s rights, Pledgee may demand Pledgor to provide corresponding guarantee as supplements. Where Pledgor fails to do so, Pledgee may at any time auction or sell off the Pledged Property on behalf of Pledgor, and discuss with Pledgor to use the proceeds from such auction or sale-off as pre-repayment of the Guaranteed Liabilities, or may submit such proceeds to the local notary institution where Pledgee is domiciled (any fees incurred in relation thereto shall be borne by Pledgors).

2.5	In case of any Breaching Event, Pledgee shall have the right to dispose of the Pledged Property in the way set out in Article 4 hereof.

2.6	Only upon prior consent by Pledgee shall Pledgor be able to increase his capital contribution to the Company. Pledgor’s increased capital amount in the Company due to increased capital contribution to the Company shall also be part of the Pledged Property.

2.7	Only upon prior consent by Pledgee shall Pledgor be able to receive dividends from the Pledged Property. The dividends received by Pledgor from the Pledged Property shall be deposited into Pledgee’s bank account designated by Pledgee, to be under the supervision of Pledgee and used as the Pledged Property to repay in priority the Guaranteed Liabilities.

2.8	Each of Pledgors agrees to bear joint and several liabilities to Pledgee for any Breaching Event caused by the other pledgor. Pledgee shall have the right, upon occurrence of the Breaching Event, dispose of any Pledged Property of any of Pledgors in accordance with the provisions hereof.

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Article 3 – Release of Pledge

3.1	Upon full and complete performance by Pledgor and the Company of all Contractual Obligations and cleared all Guaranteed Liabilities, Pledgee shall, at the request of Pledgor, release the pledge hereunder, and shall cooperate with Pledgor to handle the formalities to cancel the record of the Equity Pledge in the shareholder register of the Company, with the reasonable fees to be incurred in connection with the release of the pledge to be borne by Pledgee.

Article 4 – Disposal of the Pledged Property

4.1	Pledgor and Pledgee agree hereby that, in case of any Breaching Event, Pledgee shall have the right to exercise, upon giving written notice to Pledgors, all of its remedies and powers at breaching entitled under the PRC Law, Transaction Agreements and the terms hereof, including but not limited to repayment in priority with proceeds from auctions or sale-offs of the Pledged Property. Pledgee shall not be liable for any loss as the result of its reasonable exercise of such rights and powers.

4.2	Pledgee shall have the right to designate in writing its legal consultant or other agents to exercise on its behalf any and all rights and powers set out above, and Pledgor shall not oppose thereto.

4.3	The reasonable costs incurred by Pledgee in connection with its exercise of any and all rights and powers set out above can be covered by Pledgee by its right to deduct such actual costs from the proceeds it acquires from the exercise of the rights and powers.

4.4	The proceeds Pledgee acquires from the exercise of its rights and powers shall be used in the priority order as follows:

-	First, to pay any cost incurred in connection with the disposal of the Pledged Property and the exercise by Pledgee of its rights and powers (including remuneration paid to its legal consultant and agents);

-	Second, to pay any taxes payable for the disposal of the Pledged Property; and

-	Third, to repay Pledgee for the Guaranteed Liabilities.

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In case of any balance after payment of the above amounts, Pledgee shall return the same to Pledgor or other persons entitled thereto according to the relevant laws and rules, or submit the same to the local notary institution where Pledgee is domiciled (any fees incurred in relation thereto shall be borne by Pledgor).

4.5	Pledgee shall have the option to exercise, simultaneously or in certain sequence, any of the remedies at breaching it is entitled to; Pledgee is not obliged to exercise other remedies at breaching before its exercise of the right to the auctions or sale-offs of the Pledged Property hereunder.

Article 5 – Fees and Costs

5.1	All actual costs in connection with the establishment of the Equity Pledge hereunder, including but not limited to stamp duties, any other taxes, all legal fees, etc shall be borne by Pledgor and Pledgee respectively.

Article 6 – Continuity and No Waive

6.1	The Equity Pledge hereunder is a continuous guarantee, with its validity to continue until the full performance of the Contractual Obligations or the full repayment of the Guaranteed Liabilities. Neither exemption or grace period granted by Pledgee to Pledgor in respect of the breach, nor delay by Pledgee in exercising any of its rights under the Transaction Agreements and this Agreement shall affect the rights of Pledgee under this Agreement, relevant PRC Law and the Transaction Agreements, the rights of Pledgee to demand at any time thereafter the strict performance of the Transaction Agreements and this Agreement by Pledgors or the rights Pledgee may be entitled to due to subsequent breach by Pledgor of the Transaction Agreements and/or this Agreement.

Article 7 – Representations and Warranties

Each of Pledgors hereby jointly and severally represents and warrants to Pledgee as follows:

7.1	Pledgors are PRC citizens with full capacity, with legal right and capacity to execute this Agreement and to bear legal obligations hereunder.

7.2	All reports, documents and information provided by Pledgors to Pledgee prior to the effectiveness of this Agreement concerning Pledgors and all issues required by this Agreement are true and valid in all material aspects as of the execution hereof.

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7.3	All reports, documents and information provided by Pledgors to Pledgee after the effectiveness of this Agreement concerning Pledgors and all issues required by this Agreement are true and valid in all material aspects at the time of their provisions.

7.4	At the time of the effectiveness of this Agreement, Pledgors are the sole legal owner of the Pledged Property, with no existing dispute whatever concerning the ownership of the Pledged Property. Pledgors have the right to dispose of the Pledged Property or any part thereof.

7.5	Except for the encumbrance set on the Pledged Property hereunder and the rights set under the Transaction Agreements, there is no other encumbrance or third party interest set the Pledged Property.

7.6	The Pledged Property is capable of being pledged or transferred according to the laws, and Pledgors have the full right and power to pledge the Pledged Property to Pledgee according to this Agreement.

7.7	This Agreement constitutes the legal, valid and binding obligations on Pledgors when it is duly executed by Pledgors.

7.8	Any consent, permission, waive or authorization by any third person, or any approval, permission or exemption by any government authority, or any registration or filing formalities (if required by laws) with any government authority to be handled or obtained in respect of the execution and performance hereof and the Equity Pledge hereunder have already been handled or obtained (subject to provision 2.2 hereof), and will be fully effective during the valid term of this Agreement.

7.9	The execution and performance by Pledgors of this Agreement are not in violation of or conflict with any laws applicable to them, or any agreement to which they are a party or which has binding effect on their assets, any court judgment, any arbitration award, or any administration authority decision.

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7.10	The pledge hereunder constitutes the encumbrance of first order in priority on the Pledged Property.

7.11	All taxes and fees payable in connection with acquisition of the Pledged Property have already been paid in full amount by Pledgors.

7.12	There is no pending or, to the knowledge of Pledgors, threatened litigation, legal process or demand by any court or any arbitral tribunal against Pledgors, or their property, or the Pledged Property, nor is there any pending or, to the knowledge of Pledgors, threatened litigation, legal process or demand by any government authority or any administration authority against Pledgors, or their property, or the Pledged Property, which is of material or detrimental effect on the economic status of Pledgors or their capability to perform the obligations hereunder and the Guaranteed Liabilities.

7.13	Pledgors hereby warrant to Pledgee that the above representations and warranties will remain true and correct at any time and under any circumstance before the Contractual Obligations are fully performed or the Guaranteed Liabilities are fully repaid, and will be fully complied with.

Article 8 – Undertakings by Pledgors

Each of Pledgors hereby jointly and severally undertakes to Pledgee as follows:

8.1	In case that the value of the Pledged Property is detrimentally affected due to any cause not attributable to Pledgee, Pledgors shall at the request of Pledgee provide Pledgee with further guarantee in the way and on the terms acceptable to Pledgee, as to supplement or replace the Pledged Property fully.

8.2	Without the prior written consent by Pledgee, Pledgors shall not establish or permit to establish any new pledge or any other encumbrance on the Pledged Property; pledge or any other encumbrance on the whole or part of the Pledged Property established without the prior written consent by Pledgee shall be null and void.

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8.3	Without first giving written notice to Pledgee and having Pledgee’s prior written consent, Pledgors shall not transfer the Pledged Property, and any attempt by Pledgors to transfer the Pledged Property shall be null and void. The proceeds from transfer of the Pledged Property by Pledgors shall be used to repay to Pledgee in advance the Guaranteed Liabilities or submit the same to the third party agreed with Pledgee.

8.4	In case of any litigation, arbitration or other demand which may affect detrimentally the interest of Pledgors or Pledgee under the Transaction Agreements and hereunder or the Pledged Property, Pledgors undertake to notify Pledgee thereof in writing as soon as possible and promptly and shall take, at the reasonable request of Pledgee, all necessary measures to ensure the pledge interest of Pledgee in the Pledged Property.

8.5	Pledgors shall not carry on or permit any act or action which may affect detrimentally the interest of Pledgee under the Transaction Agreements and hereunder or the Pledged Property.

8.6	Pledgors shall provide, during the first month of each calendar quarter, Pledgee with the financial statement of Shanghai The9 Information Technology Co., Ltd. for the preceding calendar quarter, including but not limited to its balance sheet, profit statement and cash flow statement.

8.7	Upon signing this Agreement, Pledgors will do their utmost and take all necessary measures to register Equity Pledge under this Agreement within the relevant administrative departments for Industry and Commerce as soon as possible, besides Pledgors guarantee that they shall, at the reasonable request of Pledgee, take all necessary measures and execute all necessary documents (including but not limited to supplementary agreement hereof) as to ensure the pledge interest of Pledgee in the Pledged Property and the exercise and realization of the rights thereof.

8.8	In case of assignment of any Pledged Property as the result of the exercise of the right to the pledge hereunder, Pledgors guarantee that they will take all necessary measures to realize such assignment.

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8.9	The Pledgors shall ensure that the convening procedures, voting methods and contents of the meetings of shareholders and board of directors convened for the purpose of approving this Agreement, pledge right grant and pledge right exercise do not violate laws, administrative regulations or articles of association.

Article 9 – Change of Circumstances

9.1	As supplement and subject to compliance with other terms of the Transaction Agreements and this Agreement, in case that at any time the promulgation or change of any PRC Law, regulations or rules, or change in interpretation or application of such laws, regulations and rules, or the change of the relevant registration procedures enables Pledgee to believe that it will be illegal or in conflict with such laws, regulations or rules to further maintain the effectiveness of this Agreement and/or dispose of the Pledged Property in the way provided herein, Pledgors shall, at the written direction of Pledgee and in accordance with the reasonable request of Pledgee, promptly take actions and/or execute any agreement or other document, in order to:

(1)	keep this Agreement remain in effect;
(2)	facilitate the disposal of the Pledged Property in the way provided herein; and/or
(3)	maintain or realize the guarantee established or intended to establish hereunder.

Article 10 – Effectiveness and Term of This Agreement

10.1	This Agreement shall remain effective unless the satisfaction of all of the following conditions:

(1)	this Agreement is duly executed by each of the Parties; and
(2)	the Equity Pledge hereunder has been legally recorded in the shareholders’ register of the Company.

Pledgors shall provide the registration certification of the Equity Pledge being recorded in the shareholders’ register as mentioned above to Pledgee in a way satisfactory to Pledgee.

10.2	This Agreement shall have its valid term until the full performance of the Contractual Obligations or the full repayment of the Guaranteed Liabilities.

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Article 11 - Notice

11.1	Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

11.2	The abovementioned notice or other correspondences shall be deemed to have been delivered when it is transmitted if transmitted by facsimile or telex; it shall be deemed to have been delivered when it is delivered if delivered in person; it shall be deemed to have been delivered five (5) days after posting the same if posted by mail.

Article 12 - Miscellaneous

12.1	Pledgee may, upon notice to Pledgors but not necessarily with Pledgors’ consent, assign Pledgee’s rights and/or obligations hereunder to any third party; provided that Pledgors may not, without Pledgee’s prior written consent, assign Pledgors’ rights, obligations and/or liabilities hereunder to any third party. Successors or permitted assignees (if any) of Pledgors shall continue to perform the obligations of Pledgors under this Agreement.

12.2	The amount of the Guaranteed Liabilities decided by Pledgee at its sole discretion in its exercise of the right of pledge to the Pledged Property according to this Agreement shall be the conclusive evidence of the Guaranteed Liabilities hereunder.

12.3	This Agreement shall be prepared in the Chinese language in four (4) original copies, with each involved Party holding one (1) copy hereof. One (1) original copy shall be given out to administration for industry and commerce for Equity Pledge registration purpose.

12.4	The formation, validity, execution, amendment, interpretation and termination of this Agreement shall be subject to the PRC Laws.

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12.5	Any disputes arising hereunder and in connection herewith shall be settled through consultations among the Parties, and if the Parties cannot reach an agreement regarding such disputes within thirty (30) days of their occurrence, such disputes shall be submitted to China International Economic and Trade Arbitration Commission Shanghai Branch for arbitration in Shanghai in accordance with the arbitration rules of such Commission, and the arbitration award shall be final and binding on all Parties.

12.6	Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and the exercise of its rights, powers and remedies by a Party shall not preclude its exercise of its other rights, powers and remedies by such Party.

12.7	Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (hereinafter the “Party’s Rights”) shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party’s Rights shall not preclude such Party from exercising such rights in any other way and exercising the remaining part of the Party’s Rights.

12.8	The titles of the Articles contained herein shall be for reference only, and in no circumstances shall such titles be used in or affect the interpretation of the provisions hereof.

12.9	Each provision contained herein shall be severable and independent from each of other provisions, and if at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected as a result thereof.

12.10	Any amendments or supplements to this Agreement shall be made in writing. Except for assignment by Pledgee of its rights hereunder according to Article 12.1 of this Agreement, the amendments or supplements to this Agreement shall take effect only when properly signed by the Parties to this Agreement.

12.11	This Agreement shall be binding on the legal successors of the Parties.

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12.12	At the time of execution hereof, each of Pledgors shall sign respectively a power of attorney (hereinafter the “Power of Attorney”) to authorize any person designated by Pledgee to sign on their behalf according to this Agreement any and all legal documents necessary for the exercise by Pledgee of its rights hereunder. Such Power of Attorney shall be delivered to Pledgee to keep in custody and, when necessary, Pledgee may at any time submit the Power of Attorney to the relevant government authority.

[The following is intended to be blank]

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IN WITNESS HEREOF, the Parties have caused this Agreement to be executed as of the date and in the place first here above mentioned.

Zhimin Lin
Signature:	/s/ Zhimin Lin

Hui Ling Computer Technology Consulting (Shanghai) Co., Ltd.

(Company chop)

Signature by Authorized Representative:	/s/ Authorized Signatory

Name: Authorized Signatory

Position:

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Appendix I:

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Appendix II:

Format of the Power of Attorney

I, Zhimin Lin, hereby irrevocably entrust ____________, with his/her identity card number ____________, to be my authorized trustee to sign on my behalf all legal documents necessary or desirous for Hui Ling Computer Technology Consulting (Shanghai) Co., Ltd. to exercise its rights under the Equity Pledge Agreement Regarding Shanghai The9 Information Technology Co., Ltd. between it and myself.

Signature:______________
Date:__________________

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